UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2020

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis,Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	1.375% Notes due 2021	PLD/21	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	3.375% Notes due 2024	PLD/24	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 10, 2020, Prologis, L.P. (the “Operating Partnership”) settled its previously announced offer to exchange all of Liberty Property Limited Partnership’s (“Liberty OP”) outstanding 3.250% Senior Notes due October 1, 2026 and 4.375% Senior Notes due February 1, 2029 for notes in corresponding series newly issued by the Operating Partnership (the “Exchange Offers”). The information under Item 8.01 under the heading Exchange Offers is incorporated herein by reference.

Additionally, it is expected that the Operating Partnership will close the issuance and sale of the Notes (defined below) on February 18, 2020. The information under Item 8.01 under the heading Note Offering is incorporated herein by reference.

Item 8.01 Other Events.

Exchange Offers

On February 3, 2020, in connection with the settlement of its previously announced Exchange Offers, the Operating Partnership issued $378,514,000 of its 3.250% Senior Notes due 2026 (the “2026 Notes”) and 311,259,000 of its 4.375% Senior Notes due 2029 (the “2029 Notes” and, together with the 2026 Notes, the “New Notes”) pursuant to an indenture, dated as of June 8, 2011 (the “Base Indenture”), among the Prologis, Inc. (“Parent”), the Operating Partnership and U.S. Bank National Association, as trustee, as supplemented by the first supplemental indenture, dated as of June 8, 2011, the second supplemental indenture, dated as of June 8, 2011, the third supplemental indenture, dated as of June 8, 2011, the fourth supplemental indenture, dated as of June 8, 2011, the fifth supplemental indenture, dated as of August 15, 2013, the sixth supplemental indenture, dated as of December 3, 2013, the seventh supplemental indenture, dated as of February 20, 2014, and the eighth supplemental indenture, dated as of June 7, 2017 (the Base Indenture, as supplemented by the first, second, third, fourth, fifth, sixth, seventh and eighth supplemental indentures, the “Indenture”).

The 2026 Notes will bear interest at a rate of 3.250% per annum and mature on October 1, 2026. The 2029 Notes will bear interest at a rate of 4.375% per annum and mature on February 1, 2029.

Each series of New Notes will be redeemable in whole at any time or in part from time to time, at the option of the Operating Partnership, at a redemption price equal to the greater of: (i) 100% of the principal amount of such New Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such New Notes to be redeemed that would be due if such New Notes matured on July 1, 2026, in the case of the 2026 Notes and November 1, 2028, in the case of the 2029 Notes (each, the “Applicable Par Call Date” as to the applicable series of New Notes) but for the redemption (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the at the Reinvestment Rate (as defined in the Form S-4) plus 25 basis points. In each case the Operating Partnership will pay accrued and unpaid interest on the principal amount being redeemed to the date of redemption. If the New Notes are redeemed on or after the Applicable Par Call Date, the redemption price will be equal to 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the applicable redemption date.

The Indenture governing the New Notes restricts, among other things, the Operating Partnership’s and its subsidiaries ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The New Notes were issued pursuant to the Registration Statement as amended by Amendment No. 1 (File No. 333-235800) (as so amended, the “Form S-4”) that the Operating Partnership filed with the Securities and Exchange Commission (the “SEC”) relating to Exchange Offers. The Operating Partnership is filing the form of the New Notes and certain other exhibits with this Current Report of Form 8-K as an exhibit to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

Note Offering

On February 3, 2020, the Operating Partnership priced an offering of $500,000,000 aggregate principal amount of its 2.125% Notes due 2027 (the “2027 Notes”), $1,000,000,000 aggregate principal amount of its 2.250% Notes due 2030 (the “2030 Notes”) and $700,000,000 aggregate principal amount of 3.000% Notes due 2050 (the “2050 Notes” and, together with the 2027 Notes and the 2030 Notes, the “Notes”). In connection with the offering, the Operating Partnership entered into an Underwriting Agreement, dated February 3, 2020 (the “Underwriting Agreement”), with J.P. Morgan Securities LLC, SMBC Nikko Securities America, Inc., Wells Fargo Securities, LLC and the other underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Operating Partnership agreed to sell and the Underwriters agreed to purchase the Notes, subject to and upon the terms and conditions set forth therein. A copy of the Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Notes are being issued under the Indenture.

The net proceeds to the Operating Partnership from the sale of the Notes, after the Underwriter’s discount and offering expenses, are estimated to be approximately $2.17 billion. The Operating Partnership intends to use the amounts received by them to fund the redemption of certain notes issued by Liberty OP to be acquired under the previously announced Liberty Merger. Any remaining net proceeds will be used for general corporate purposes. In the short-term, the Operating Partnership may also use the amounts received from the issuance of all series of notes to repay borrowings under its global line of credit.

The 2027 Notes will bear interest at a rate of 2.125% per annum and mature on April 15, 2027. The 2030 Notes will bear interest at a rate of 2.250% per annum and mature on April 15, 2030. The 2050 Notes will bear interest at a rate of 3.000% per annum and mature on April 15, 2050.

The Notes will be redeemable in whole at any time or in part from time to time, at the option of the Operating Partnership, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Notes matured on February 15, 2027, in the case of the 2027 Notes, January 15, 2030, in the case of the 2030 Notes and October 15, 2049, in the case of the 2050 Notes (each, the “Applicable Par Call Date” as to the applicable series of Notes) (in each case exclusive of interest accrued to the redemption date) discounted to the redemption date on a semi-annual basis at the then current Treasury Rate plus 15 basis points, in the case of the 2027 Notes, 15 basis points, in the case of the 2030 Notes, or 20 basis points, in the case of the 2050 Notes. In addition, on or after the Applicable Par Call Date, such applicable series of Notes will be redeemable in whole at any time or in part from time to time, at the Operating Partnership’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed. In each case, accrued and unpaid interest, if any, will be paid on the Notes being redeemed to, but excluding, the redemption date.

The Indenture governing the Notes restricts, among other things, the Operating Partnership’s and its subsidiaries ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The Notes are being issued pursuant to the Registration Statement as amended by Post-Effective Amendment No. 1 and Post-Effective Amendment No. 2 (File No. 333-216491) that the Operating Partnership and Parent filed with the SEC relating to the public offering from time to time of securities of the Operating Partnership and Parent pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated January 28, 2020, and base prospectus, dated August 24, 2018, relating to the public offering of the Notes, the Operating Partnership is filing the Underwriting Agreement, the form of the Notes and certain other exhibits with this Current Report of Form 8-K as an exhibit to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 3, 2020, among Prologis, L.P. and J.P. Morgan Securities LLC, SMBC Nikko Securities America, Inc., Wells Fargo Securities, LLC and the other underwriters named in Schedule A thereto.

4.1	Officers’ Certificate related to the 3.250% Notes due 2026.

4.2	Form of 3.250% Notes due 2026.

4.3	Officers’ Certificate related to the 4.375% Notes due 2029.

4.4	Form of 4.375% Notes due 2029.

4.5	Officers’ Certificate related to the 2.125% Notes due 2027.

4.6	Form of 2.125% Notes due 2027.

4.7	Officers’ Certificate related to the 2.250% Notes due 2030.

4.8	Form of 2.250% Notes due 2030.

4.9	Officers’ Certificate related to the 3.000% Notes due 2050.

4.10	Form of 3.000% Notes due 2050.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PROLOGIS, INC.

Date: February 14, 2020	By:	/s/ Deborah K. Briones
		Name:	Deborah K. Briones
		Title:	Senior Vice President, Associate General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: February 14, 2020	By:	/s/ Deborah K. Briones
		Name:	Deborah K. Briones
		Title:	Senior Vice President, Associate General Counsel